UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 18, 2010

Conexant Systems, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-24923	25-1799439
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4000 MacArthur Boulevard, Newport Beach, California		92660
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	949-483-4600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On February 18, 2010, our stockholders approved the Conexant Systems, Inc. 2010 Equity Incentive Plan (the "2010 Plan") at the our 2010 Annual Meeting of Stockholders. The 2010 Plan allows us to grant stock options and other equity incentive awards and performance cash incentives to our executive officers, directors and consultants as well as our employees.

In connection with the approval of the 2010 Plan, effective Februrary 18, 2010, we will no longer automatically increase the number of shares reserved for issuance each year under the Conexant Systems, Inc. 2004 New Hire Equity Incentive Plan (the "2004 Plan") and we will no longer issue stock awards under the following plans: the Conexant Systems, Inc. 1999 Long-Term Incentives Plan, as amended, the Conexant Systems, Inc. Directors Stock Plan, as amended, the Conexant Systems, Inc. 2000 Non-Qualified Stock Plan, as amended, the GlobespanVirata, Inc. 1999 Equity Incentive Plan, as amended, the GlobespanVirata, Inc. 1999 Supplemental Stock Option Plan, as amended, the Amended and Restated GlobespanVirata, Inc. 1999 Stock Incentive Plan, as amended, and the Conexant Systems, Inc. 2001 Performance Share Plan (together, the "Prior Plans"). The 2004 Plan allows us to grant stock options and other equity incentive awards to persons not previously employed by the company (or following a bona fide period of non-employment) as an inducement to their entering into employment with us. The Prior Plans allowed us to grant stock options and other incentive awards to our employees, directors and consultants.

A more detailed summary of the material features of the 2010 Plan, our commitments in connection with the adoption of the 2010 Plan and the relationship of the 2004 Plan and Prior Plans to the 2010 Plan is set forth in our definitive proxy statement for our 2010 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on January 8, 2010 (the "Proxy Statement"). The foregoing summary and the summary in the Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the full text of the 2010 Plan attached hereto as Exhibit 99.1 and hereby incorporated by reference into this Item 1.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 18, 2010, the our Board of Directors appointed Michael Elbaz as Chief Accounting Officer. Mr. Elbaz will serve as the our principal accounting officer.

Mr. Elbaz (age 45) re-joined Conexant Systems, Inc. (the "Company") in February 2009 as Vice President, Finance. Prior to that, he was Vice President and Controller, Semiconductor Division, NextWave Wireless from August 2007 to Februray 2009. He was Executive Director of Finance and Operations Controller at the Company from September 2004 to August 2007; prior to that he served in a variety of capacities at the Company since 2002. Mr. Elbaz earned a master of business administration degree from San Diego State University. He also holds a bachelor’s degree in finance and international business from California State University in Chico, California.

Item 9.01 Financial Statements and Exhibits.

99.1 Conexant Systems, Inc. 2010 Equity Incentive Plan

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Conexant Systems, Inc.

February 22, 2010	By:	Mark Peterson

Name: Mark Peterson
Title: Senior Vice President, Chief Legal Officer and Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Conexant Systems, Inc. 2010 Equity Incentive Plan